Exhibit 10.1
FOURTH AMENDMENT TO CREDIT AGREEMENT AND AMENDMENT TO
COLLATERAL AGENCY AND SHARING AGREEMENT
     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT AND AMENDMENT TO COLLATERAL AGENCY AND SHARING AGREEMENT (the “Amendment”), dated as of August 27, 2009, is made by and among ARCH COAL, INC., a Delaware corporation (the “Borrower”), the GUARANTORS (as defined in the Credit Agreement), the BANKS party to the Credit Agreement (as hereinafter defined), CITICORP USA, INC., JPMORGAN CHASE BANK, N.A. and WACHOVIA BANK, NATIONAL ASSOCIATION, each in its capacity as co-syndication agent, and BANK OF AMERICA, N.A. (successor by merger to FLEET NATIONAL BANK), as documentation agent, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Banks.
     WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of December 22, 2004, as amended by that certain First Amendment to Credit Agreement dated as of June 23, 2006, as amended by that certain Second Amendment to Credit Agreement dated as of October 3, 2006 and as amended by that certain Third Amendment to Credit Agreement dated as of March 6, 2009 (as so amended, the “Credit Agreement”), pursuant to which the Banks provided a $800,000,000 revolving credit facility to the Borrower; and
     WHEREAS, the Borrower desires to have certain Banks extend the Expiration Date of their Revolving Credit Commitments and/or join new Banks to the Credit Agreement, amend certain financial covenants and amend the Collateral Agency and Sharing Agreement.
     WHEREAS, the Borrower, the Banks and the Administrative Agent desire to amend the Credit Agreement as hereinafter provided.
     NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:
     1. Definitions.
     Capitalized terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended by this Amendment.
     2. Amendments to Credit Agreement.
     (a) The following definitions contained in Section 1.1 (Certain Definitions) of the Credit Agreement shall be amended and restated in its entirety:
          “Bank-Provided Commodity Hedge shall mean a Commodity Hedge which is provided by any Bank or an Affiliate of any Bank and which meets the following requirements: such Commodity Hedge (i) is documented in a standard International Swap Dealer Association Agreement or such other standard trading documentation, (ii) provides for the method of calculating the reimbursable amount of the provider’s credit exposure in a reasonable and customary manner, and (iii) is entered into for hedging purposes.”

     “Corporate Credit Rating shall mean (a) the “Corporate Family Rating” by Moody’s and (b) the “Corporate Credit Rating” by Standard & Poor’s, as such terms are commonly used as a rating category by each rating agency.”
     “Expiration Date shall mean (a) with respect to all Non-Extending Revolving Credit Commitments, June 23, 2011 (the “Non-Extended Expiration Date”) and (b) with respect to all Extending Revolving Credit Commitments, March 31, 2013 (the “Extended Expiration Date”).”
     “Interest Period shall mean the period of time selected by the Borrower in connection with (and to apply to) any election permitted hereunder by the Borrower to have Revolving Credit Loans bear interest under the Euro-Rate Option. Subject to the last sentence of this definition, such period shall be one, two, three or six Months. Such Interest Period shall commence on the effective date of such Interest Rate Option, which shall be (i) the Borrowing Date if the Borrower is requesting new Revolving Credit Loans, or (ii) the date of renewal of or conversion to the Euro-Rate Option if the Borrower is renewing or converting to the Euro-Rate Option applicable to outstanding Revolving Credit Loans. Notwithstanding the second sentence hereof: (A) any Interest Period which would otherwise end on a date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (B) the Borrower shall not select, convert to or renew an Interest Period which commences prior to the Non-Extended Expiration Date and ends after the Non-Extended Expiration Date, and (C) the Borrower shall not select, convert to or renew an Interest Period that would end after the Extended Expiration Date.”
     “Revolving Credit Commitment shall mean, as to any Bank at any time, the Non-Extending Revolving Credit Commitment or Extending Revolving Credit Commitment, as applicable, in the amount initially set forth opposite its name on Schedule 1.1 (B) in the column labeled ‘Amount of Commitment for Revolving Credit Loans,’ and thereafter as determined by the Administrative Agent after giving effect to each applicable Bank Joinder and Assignment and Assumption Agreement executed by such Bank and delivered to the Administrative Agent, and Revolving Credit Commitments shall mean the aggregate Revolving Credit Commitments of all of the Banks, which aggregate amount shall not exceed $860,000,000 as of the Fourth Amendment Effective Date.”
     (b) Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended to insert therein, in alphabetical order, the following new definitions:
     “Extended Expiration Date shall have the meaning set forth in the definition of “Expiration Date”.”
     “Extending Revolving Credit Commitment Utilization Fee shall have the meaning set forth in Section 2.3.2 [Extending Revolving Credit Commitment Utilization Fee].”
     “Extending Revolving Credit Commitment Unused Fee shall have the meaning set forth in Section 2.3.3 [Extending Revolving Credit Commitment Unused Fee].”

     “Extending Bank shall mean each Bank who is designated as having an “Extending Revolving Credit Commitment” on Schedule 1.1 (B) of this Agreement.”
     “Extending Revolving Credit Commitment shall mean the Extending Revolving Credit Commitment of each Extending Bank as indicated on Schedule 1.1 (B) of this Agreement and Extending Revolving Credit Commitments shall mean the Extending Revolving Credit Commitments of all of the Extending Banks.”
     “Fourth Amendment shall mean that certain Fourth Amendment to Credit Agreement and Amendment to Collateral Agency and Sharing Agreement, dated as of August 27, 2009, among the Borrower, the Guarantors, the Banks, the Administrative Agent and the other Agents.”
     “Fourth Amendment Effective Date shall mean the effective date of the Fourth Amendment, which date is August 27, 2009.”
     “Non-Extended Expiration Date shall have the meaning set forth in the definition of “Expiration Date”.”
     “Non-Extending Revolving Credit Commitments shall mean all Revolving Credit Commitments other than Extending Revolving Credit Commitments.”
     (c) Article 2 [Revolving Credit and Swing Loan Facilities] of the Credit Agreement is hereby amended as follows:
          (i) Section 2.3 [Fees; Commitment Fees] is hereby amended as follows:
     (A) The title to Section 2.3 shall be amended from “Fees, Commitment Fees” to “Fees”;
     (B) The entire paragraph currently constituting Section 2.3 shall be identified as “2.3.1 Commitment Fees”;
     (C) The following subsections shall be inserted into Section 2.3 immediately after the end thereof:
     “2.3.2 Extending Revolving Credit Commitment Utilization Fee.
     Accruing from the Fourth Amendment Effective Date until the Extended Expiration Date, the Borrower agrees to pay to the Administrative Agent for the account of each Extending Bank, as consideration for such Extending Bank’s Extending Revolving Credit Commitment hereunder, a nonrefundable extending revolving credit commitment utilization fee (the “Extending Revolving Credit Commitment Utilization Fee”) equal to the applicable rate per annum set forth below on the average daily balance of such Extending Bank’s outstanding Loans and Letters of Credit Outstanding.

Leverage Ratio and Corporate Credit Rating	Applicable Percentage
If (i) the Leverage Ratio is less than or equal to 4.00 to 1.00 and (ii) the Borrower’s Corporate Credit Rating from (a) Standard & Poor’s is BB- or higher and (b) Moody’s is Ba3 or higher.	0.50%

If (i) the Leverage Ratio is greater than 4.00 to 1.00 and (ii) the Borrower’s Corporate Credit Rating from (a) Standard & Poor’s is BB- or higher and (b) Moody’s is Ba3 or higher.	0.75%

If (i) the Leverage Ratio is less than or equal to 4.00 to 1.00 and (ii) the Borrower’s Corporate Credit Rating from (a) Standard & Poor’s is lower than BB- or (b) Moody’s is lower than Ba3.	1.00%

If (i) the Leverage Ratio is greater than 4.00 to 1.00 and (ii) the Borrower’s Corporate Credit Rating from (a) Standard & Poor’s is lower than BB- or (b) Moody’s is lower than Ba3.	1.25%
     All Extending Revolving Credit Commitment Utilization Fees shall be payable in arrears on the first Business Day of each July, October, January and April after the Fourth Amendment Effective Date and on the Extended Expiration Date or upon acceleration of the Loans. It is expressly agreed that commencing on the date immediately after the date of the delivery of the financial statements and related Compliance Certificate as required pursuant to Section 7.3.3 [Certificate of the Borrower] hereof, the Extending Revolving Credit Commitment Utilization Fee shall be determined based upon the applicable Leverage Ratio recomputed as of the end of each fiscal quarter based on the Leverage Ratio as of such quarter end and on the Corporate Credit Ratings as updated from time to time. Any increase or decrease in the Extending Revolving Credit Commitment Utilization Fee computed as of a quarter end shall be effective on the earlier of (i) the date on which the Compliance Certificate evidencing such computation is due to be delivered under Section 7.3.3 [Certificate of Borrower], together with the financial statements related thereto required to be delivered pursuant to Section 7.3.1 [Quarterly Financial Statements] or Section 7.3.2 [Annual Financial Statements], as the case may be or (2) the date on which the Corporate Credit Rating of the Borrower is updated; provided, however; if the Borrower shall fail to timely deliver the financial statements required to be delivered pursuant to Section 7.3.1 [Quarterly Financial Statements] or 7.3.2 [Annual Financial Statements], as the case may be, together with the duly executed Compliance Certificate required by Section 7.3.3 [Certificate of the Borrower], the Leverage Ratio for such date from and including the date on which such statements are required to be delivered until the date on which such financial statements and related Compliance Certificate are delivered shall be deemed to be greater than 4.00 to 1.00.
     2.3.3 Extending Revolving Credit Commitment Unused Fee.
     Accruing from the Fourth Amendment Effective Date until the Extended Expiration Date, the Borrower agrees to pay to the Administrative Agent for the account of each Extending Bank, as consideration for such Extending Bank’s Extending Revolving Credit Commitment hereunder, a nonrefundable Extending Revolving Credit Commitment unused fee (the “Extending Revolving Credit Commitment Unused Fee”) equal to the applicable rate per annum set forth below on the average daily difference between the amount of (i) such Extending Bank’s Extending Revolving Credit Commitment as the same may be constituted from time to time, and (ii) the sum of such Extending Bank’s Loans outstanding plus its Revolving Credit Ratable Share of the Letters of Credit Outstanding.

Corporate Credit Rating	Applicable Percentage
If the Borrower’s Corporate Credit Rating from (i)Standard & Poor’s is BB- or greater and (ii) Moody’s is Ba3 or greater.	0.125%

If the Borrower’s Corporate Credit Rating from (i)Standard & Poor’s is less than BB- or (ii) Moody’s is less than Ba3.	0.25%
     All Extending Revolving Credit Commitment Unused Fees shall be payable in arrears on the first Business Day of each July, October, January and April after the date hereof and on the Expiration Date or upon acceleration of the Loans.”
          (ii) Clause (B) of the first paragraph of Section 2.9.1 [Issuance of Letters of Credit] is hereby amended and restated in its entirely to read as follows:
     “(B) in no event expire later than ten (10) Business Days prior to the Extended Expiration Date and provided that in no event shall (i) the Letters of Credit Outstanding with respect to all Letters of Credit exceed, at any one time, $700,000,000, (ii) after giving effect to all such Letters of Credit, the Revolving Facility Usage exceed the Revolving Credit Commitments, or (iii) the Letters of Credit Outstanding with respect to all Letters of Credit having an expiration date on or after the Non-Extended Expiration Date, exceed, at any time the Extending Revolving Credit Commitments.”
          (iii) Section 2.10 [Right to Increase Commitments] is hereby amended and restated in its entirely to read as follows:
     “2.10 Right to Increase Commitments.
     Provided that there is no Event of Default or Potential Default, if on or after the Non-Extended Expiration Date, the Borrower wishes to increase the Revolving Credit

     Commitments, the Borrower shall notify the Administrative Agent thereof, provided that any such increase shall be in a minimum of $10,000,000 and, after giving effect to such increase, the aggregate of all Revolving Credit Commitments shall not exceed $800,000,000. The increased commitments shall be available to Banks and to any additional bank proposed by the Borrower, which is approved by the Administrative Agent (which approval shall not be unreasonably withheld) and allocated in such a manner as the Borrower, the Administrative Agent and those increasing Banks and new banks shall agree, provided, however, that each new bank shall become a party to this Agreement pursuant to Section 10.11 [Successors and Assigns]. In the event of any such increase in the aggregate Revolving Credit Commitments effected pursuant to the terms of this Section 2.10, new Revolving Credit Notes shall, to the extent necessary, be executed and delivered by the Borrower in exchange for the surrender of the existing Revolving Credit Notes. Without limiting the generality of Section 7.1.12 [Collateral; Further Assurances], in the event the Borrower exercises its rights under this Section 2.10, the Borrower shall and shall cause each Loan Party, at its expense and within ninety (90) days following the date of the increase of the Revolving Credit Commitments, to execute, deliver and record amendments to each Mortgage (with such amendments to be in form and substance reasonably satisfactory to the Administrative Agent), to reflect any such increase in the Revolving Credit Commitments as required by applicable Law or as the Administrative Agent, in its reasonable discretion, may require.”
          (iv) The following new Section 2.11 shall be inserted in Article 2 in numeric order:
     “2.11 Extending Revolving Credit Commitments; Effect on Revolving Credit Commitments.
     2.11.1 Conversion of Revolving Credit Commitments By Certain Banks. With respect to each Bank having a Revolving Credit Commitment as of the Fourth Amendment Effective Date and electing to convert its Revolving Credit Commitment into an Extending Revolving Credit Commitment as set forth on Schedule 1.1 (B), such Extending Bank (by its signature to the Fourth Amendment) agrees to convert all of its Revolving Credit Commitments into Extending Revolving Credit Commitments and commencing with the Fourth Amendment Effective Date through the Extended Expiration Date shall make Revolving Credit Loans to the Borrower in accordance with Article 2 [Revolving Credit And Swing Loan Facilities] of this Agreement, subject to the terms and conditions of this Agreement.
     2.11.2 New Banks Issuing Extending Revolving Credit Commitments. With respect to each financial institution desiring to join into the Credit Agreement and issue an Extending Revolving Credit Commitment, such financial institution shall be approved by the Administrative Agent (which approval shall not be unreasonably withheld) and shall execute a joinder (acceptable to the Administrative Agent) and also execute this Fourth Amendment agreeing to make Revolving Credit Loans to the Borrower up to its Extending Revolving Credit Commitment (as indicated on Schedule 1.1 (B) to this Agreement) commencing with the Fourth Amendment Effective Date through the Extended Expiration Date in accordance with Article 2

     [Revolving Credit And Swing Loan Facilities] of this Agreement, subject to the terms and conditions of this Agreement.
     2.11.3 Establishing Extending and Non-Extending Revolving Credit Commitments. Schedule 1.1 (B) to the Agreement shall be amended and restated by replacing it with Schedule 1.1 (B) to the Fourth Amendment. Schedule 1.1 (B) reflects, as of the Fourth Amendment Effective Date after giving effect to the Fourth Amendment, (i) the Revolving Credit Commitment of each Bank , (ii) the aggregate amount of the Commitments, (iii) whether each Commitment is an Extending Revolving Credit Commitment or Non-Extending Revolving Credit Commitment, and (iv) the percentage of the total Commitments held by each Bank. Each Bank executing the Fourth Amendment acknowledges and confirms and agrees to its Revolving Credit Commitment as set forth on Schedule 1.1 (B), including whether such Revolving Credit Commitment is an Extending Revolving Credit Commitment or Non-Extending Revolving Credit Commitment. For the avoidance of doubt, the parties acknowledge that the Revolving Credit Commitment of each Bank having a Revolving Credit Commitment, but not agreeing to make an Extending Revolving Credit Commitment, shall continue in effect as a Non-Extending Revolving Credit Commitment, and in the identical amount, subsequent to the Fourth Amendment Effective Date.
     2.11.4 Repayment of Outstanding Loans; Borrowing of New Loans.
     (1) On the Fourth Amendment Effective Date, the Borrower shall repay all Revolving Credit Loans outstanding on such date, subject to the Borrower’s indemnity obligations under Section 4.5.2 [Indemnity]; provided that it may borrow new Revolving Credit Loans as provided in Section 2.1.1 [Revolving Credit Loans] with a Borrowing Date on the Fourth Amendment Effective Date. Each of the Banks shall participate in any new Revolving Credit Loans made on or after the Fourth Amendment Effective Date in accordance with their respective Revolving Credit Ratable Shares as set forth on Schedule 1.1 (B); and
     (2) On the Non-Extended Expiration Date, the Borrower shall repay all Revolving Credit Loans outstanding on such date, together with any interest and fees (including any and all Commitment Fees which have accrued on or before the Fourth Amendment Effective Date, which fees shall be due and payable on the Fourth Amendment Effective Date) associated therewith which are due and payable, subject to the Borrower’s indemnity obligations under Section 4.5.2 [Indemnity]; provided that the Borrower may borrow Revolving Credit Loans from the Extending Banks and each of the Extending Banks shall participate in any such Revolving Credit Loans made on or after the Non-Extended Expiration Date in accordance with their respective Revolving Credit Ratable Shares as in effect after giving effect to expiration of the Non-Extending Revolving Credit Commitments.”

     2.11.5 Outstanding Letters of Credit.
     (1) On the Fourth Amendment Effective Date, each Bank: (a) will be deemed to have purchased a participation in each then outstanding Letter of Credit equal to its Revolving Credit Ratable Share of each such Letter of Credit and the participation of each other Bank in each such Letter of Credit shall be adjusted accordingly and (b) will acquire, (and will pay to the Administrative Agent, for the account of each Bank, in immediately available funds, an amount equal to) its Revolving Credit Ratable Share of all outstanding Participation Advances after giving effect to any changes in the Revolving Credit Ratable Share as a result of any change in the Revolving Credit Commitments in connection with the Fourth Amendment; and
     (2) On the Non-Extended Expiration Date, each Extending Bank: (a) will be deemed to have purchased a participation in each then outstanding Letter of Credit equal to its Revolving Credit Ratable Share of each such Letter of Credit and the participation of each other Extending Bank in each such Letter of Credit shall be adjusted accordingly and (b) will acquire, (and will pay to the Administrative Agent, for the account of each Extending Bank, in immediately available funds, an amount equal to) its Revolving Credit Ratable Share of all outstanding Participation Advances as in effect after giving effect to expiration of the Non-Extending Revolving Credit Commitments; provided however, in no event shall the Extending Banks’ outstanding Participation Advances exceed the Extending Revolving Credit Commitments.”
     (d) Section 4.4.5 [Mandatory Reduction of Commitments] is hereby amended as follows:
     (A) The entire paragraph currently constituting Section 4.4.5 shall be identified as subsection (A) of Section 4.4.5.
     (B) The following new subsection (B) shall be inserted immediately after the end Section 4.4.5(A):
          “B. Commencing on the Non-Extended Expiration Date the Revolving Credit Commitments shall be reduced to an amount equal to the aggregate amount of the Extending Revolving Credit Commitments as adjusted to reflect the exercise by the Borrower of its rights under Section 2.10 [Right to Increase Commitments]. On the Non-Extended Expiration Date the Borrower shall repay all Revolving Credit Loans outstanding on such date, together with any interest and fees associated therewith which are due and payable, subject to the Borrower’s indemnity obligations under Section 4.5.2 [Indemnity]; provided that the Borrower may borrow Revolving Credit Loans from the Extending Banks and each of the Extending Banks shall participate in any such Revolving Credit Loans made on or after the Non-Extended Expiration Date in accordance with their respective Revolving Credit Ratable Shares as in effect after giving effect to expiration of the Non-Extending Revolving Credit Commitments.”

     (e) Section 7.2.10 [Maximum Leverage Ratio] of the Credit Agreement is hereby amended and restated in its entirely to read as follows:
     “7.2.10 Maximum Leverage Ratio.
     The Borrower shall not at any time permit the Leverage Ratio to exceed the ratio set forth below for the periods specified below:

Period	Ratio
the Fourth Amendment Effective Date through December 31, 2010	4.50 to 1.00
January 1, 2011 through December 31, 2011	4.25 to 1.00
Thereafter	4.00 to 1.00”
     (f) Commitments of Banks and Addresses for Notices. Schedule 1.1 (B) — Commitments of Banks and Addresses for Notices of the Credit Agreement is hereby amended and restated in its entirety as set forth on the schedule titled as Schedule 1.1 (B) — Commitments of Banks and Addresses for Notices attached hereto.
     3. Amendment to Collateral Agency and Sharing Agreement.
     (a) From and after the Fourth Amendment Effective Date, the definition of “Swap Obligations” contained in Section 1.1 of the Collateral Agency and Sharing Agreement is hereby amended by replacing the word “Arch” in such definition with the phrase “any Loan Party”.
     (b) From and after the Fourth Amendment Effective Date, Section 2.2 (a) of the Collateral Agency and Sharing Agreement is hereby amended and restated in its entirely to read as follows:
          “(a) Generally. A Bank-Provided Interest Rate Hedge entered into by Arch or a Commodity Hedge entered into by the Loan Parties shall constitute a “Swap Agreement” entitled to the benefit of this Agreement and the counterparty to such agreement shall constitute a “Swap Party,” provided, however, that any Commodity Hedge that is not a Bank-Provided Commodity Hedge shall constitute a “Swap Agreement” entitled to the benefit of this Agreement and the counterparty to such agreement shall constitute a “Swap Party” if and only if the Collateral Agent has received a Swap Party Supplement, in form and substance satisfactory to the Collateral Agent, executed by the counterparty in substantially the form of Annex A hereto, duly completed, and consented to by the Administrative Agent and Arch, pursuant to which such counterparty shall agree to become party hereto and bound hereby as a “Swap Party,” and pursuant to which a particular Commodity Hedge is designated as a “Swap Agreement,” provided further such Commodity Hedge (a copy of which shall be attached to the Swap Party Supplement) is documented in a standard International Swap Dealer Association Agreement or such other standard trading documentation and provides for the method of calculating the reimbursable amount of the provider’s credit exposure in a reasonable and customary manner. If an Event of Default has occurred and is continuing, the Administrative Agent may grant or withhold such consent in its discretion, subject to any obligation it may have under the other Secured Party Documents to which it is party, to grant or withhold such designation.”
     4. Conditions of Effectiveness of Amendments and Consent.
     The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:
     (a) Execution and Delivery of Amendment. The Borrower, the other Loan Parties, the Required Banks, and the Administrative Agent shall have received approval to execute and shall have executed this Amendment, and all other documentation necessary for effectiveness of this Amendment shall have been executed and delivered all to the satisfaction of the Borrower, the Required Banks and the Administrative Agent.
     (b) Extension of Revolving Credit Commitments. Solely with respect to the amendments to the Credit Agreement relating to Extending Revolving Credit Commitments, the Banks (including new financial institutions, if any, agreeing to join into the Credit Agreement in connection with the Fourth Amendment) shall have agreed to provide no less than $400,000,000 in the aggregate of Extending Revolving Credit Commitments; provided however that if less than $400,000,000 of Extending Revolving Credit Commitments have been offered to the Borrower, on the date hereof, the Borrower shall have the option to waive this condition precedent and all other amendments contained in this Fourth Amendment (excluding those amendments related to the Extending Revolving Credit Commitments) shall become effective. For the avoidance of doubt, the amendment to Section 7.2.10 [Maximum Leverage Ratio] of the Credit Agreement contained herein shall become effective upon Required Lender approval if less than $400,000,000 of Extending Revolving Credit Commitments are offered to the Borrower and the Borrower elects to close the Fourth Amendment without accepting the Extending Revolving Credit Commitments.
     (c) Officer’s Certificate.
     The representations and warranties of the Borrower contained in Section 5 of the Credit Agreement including as amended by the modifications and additional representations and warranties of this Amendment, and of each Loan Party in each of the other Loan Documents shall be true and accurate on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and each of the Loan Parties shall have performed and complied with all covenants and conditions hereof and thereof, no Event of Default or Potential Default shall have occurred and be continuing or shall exist; and there shall be delivered to the Administrative Agent for the benefit of each Bank a certificate of the Borrower dated the date hereof and signed by the Chief Executive Officer, President, Treasurer or Chief Financial Officer of the Borrower to each such effect.

     (d) Secretary’s Certificate.
     There shall be delivered to the Administrative Agent for the benefit of each Bank a certificate dated the date hereof and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to:
          (1) all action taken by each Loan Party in connection with this Amendment and the other Loan Documents;
          (2) the names of the officer or officers authorized to sign this Amendment and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of each Loan Party for purposes of this Amendment and the true signatures of such officers, on which the Administrative Agent and each Bank may conclusively rely; and
          (3) copies of its organizational documents, including its certificate of incorporation and bylaws, certificate of limited partnership and limited partnership agreement or limited liability company certificate and operating agreement, as the case may be, as in effect on the date hereof and, in the case of the certificate of incorporation of the Borrower, certified by the appropriate state official where such document is filed in a state office, together with certificates from the appropriate state officials as to the continued existence and good standing of the Borrower in the state of its formation and the state of its principal place of business.
     (e) Opinions of Counsel.
     There shall be delivered to the Administrative Agent for the benefit of each Bank a written opinion of K&L Gates LLP (who may rely on the opinions of such other counsel as may be acceptable to the Administrative Agent) and a written opinion of Gregory A. Billhartz, counsel for the Loan Parties (who may rely on the opinions of such other counsel as may be acceptable to the Administrative Agent), each dated the date hereof and in form and substance satisfactory to the Administrative Agent and its counsel as to such matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request.
     (f) No Actions or Proceedings.
     No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, this Amendment, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby or which, in the Administrative Agent’s sole discretion, would make it inadvisable to consummate the transactions contemplated by this Amendment or any of the other Loan Documents.
     (g) Payment of Fees.
     The Borrower shall pay or cause to be paid to the Administrative Agent for itself and for the account of the Banks (i) all fees set forth in that certain fee letter dated August 3, 2009, between the Administrative Agent and the Borrower, (ii) all fees set forth in that Summary of

Amended Terms and Conditions dated August 2, 2009, between the Administrative Agent and the Borrower, and (iii) all other fees, costs and expenses payable to the Administrative Agent or any Bank or for which the Administrative Agent or any Bank is entitled to be reimbursed, including but not limited to the fees and expenses of the Administrative Agent’s legal counsel.
     (h) Consents.
     All material consents required to effectuate the transactions contemplated by this Amendment and the other Loan Documents and shall have been obtained.
     (i) Financial Projections.
     There shall have been delivered to the Administrative Agent for the benefit of each Banks copies of the financial projections of the Borrower and its Subsidiaries, including a balance sheet, income statement, statement of cash flows and assumptions used to prepare such projections, for the period commencing January 1, 2009 through and including March 31, 2013, which shall all be satisfactory to the Administrative Agent.
     (j) Confirmation of Guaranty.
     Each of the Guarantors confirms that they have read and understand the Amendment. In order to induce the Banks, the Administrative Agent and the other Agents to enter into the Amendment, each of the Guarantors: (i) consents to the Amendment and the transactions contemplated thereby; (ii) ratifies and confirms each of the Loan Documents to which it is a party; (iii) ratifies, agrees and confirms that it has been a Guarantor and a Loan Party at all times since it became a Guarantor and a Loan Party and from and after the date hereof, each Guarantor shall continue to be a Guarantor and a Loan Party in accordance with the terms of the Loan Documents, as the same may be amended in connection with the Amendment and the transactions contemplated thereby; and (iv) hereby ratifies and confirms its obligations under each of the Loan Documents (including all exhibits and schedules thereto), as the same may be amended in connection with the Amendment and the transactions contemplated thereby, by signing below as indicated and hereby acknowledges and agrees that nothing contained in any of such Loan Documents is intended to create, nor shall it constitute an interruption, suspension of continuity, satisfaction, discharge of prior duties, novation or termination of the indebtedness, loans, liabilities, expenses, guaranty or obligations of any of the Loan Parties under the Credit Agreement, the Collateral Agency and Sharing Agreement or any other such Loan Document
     (k) Legal Details.
     All legal details and proceedings in connection with the transactions contemplated by this Amendment and the other Loan Documents shall be in form and substance satisfactory to the Administrative Agent and counsel for the Administrative Agent, and the Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrative Agent and its counsel, as the Administrative Agent or its counsel may reasonably request.

     5. Force and Effect.
     Except as otherwise expressly modified by this Amendment, the Credit Agreement, the Collateral Agency and Sharing Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect after the date hereof.
     6. Governing Law.
     This Amendment shall be deemed to be a contract under the Laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.
     7. Effective Date; Certification of the Borrower.
     This Amendment shall be dated as of and shall be binding, effective and enforceable upon the date of (i) satisfaction of all conditions set forth in Section 4 hereof and (ii) receipt by the Administrative Agent of duly executed original counterparts of this Amendment from the Borrower and all Banks, and from and after such date this Amendment shall be binding upon the Borrower, each Bank and the Agents, and their respective successors and assigns permitted by the Credit Agreement. The Borrower by executing this Amendment, hereby certifies that this Amendment has been duly executed and that as of the date hereof no Event of Default or Potential Default exists under the Credit Agreement or the other Loan Documents.
     8. No Novation.
          This Amendment amends the Credit Agreement and the Collateral Agency and Sharing Agreement, but is not intended to constitute, and does not constitute, a novation of the Obligations of the Loan Parties under the Credit Agreement, Collateral Agency and Sharing Agreement or any other Loan Document.
[Signature Page Follows]

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO COLLATERAL AGENCY AND SHARING AGREEMENT]
     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment to Credit Agreement as of the day and year first above written.

ARCH COAL, INC.

By: Name:	/s/ James E. Florczak James E. Florczak
Title:	Treasurer

ALLEGHENY LAND COMPANY

By: Name:	/s/ James E. Florczak James E. Florczak
Title:	Vice President and Treasurer

ARCH COAL SALES COMPANY, INC.

By: Name:	/s/ James E. Florczak James E. Florczak
Title:	Vice President and Treasurer

ARCH COAL TERMINAL, INC.

By: Name:	/s/ James E. Florczak James E. Florczak
Title:	Vice President and Treasurer

ARCH ENERGY RESOURCES, LLC

By: Name:	/s/ James E. Florczak James E. Florczak
Title:	Vice President and Treasurer

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO COLLATERAL AGENCY AND SHARING AGREEMENT]

ARCH RECLAMATION SERVICES, INC.

By:	/s/ James E. Florczak

Name: James E. Florczak
Title: Vice President and Treasurer

ARK LAND COMPANY

By:	/s/ James E. Florczak

Name: James E. Florczak
Title: Vice President and Treasurer

ARK LAND KH, INC.

By:	/s/ James E. Florczak

Name: James E. Florczak
Title: Vice President and Treasurer

ARK LAND WR, INC.

By:	/s/ James E. Florczak

Name: James E. Florczak
Title: Vice President and Treasurer

ASHLAND TERMINAL, INC.

By:	/s/ James E. Florczak

Name: James E. Florczak
Title: Vice President and Treasurer

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO COLLATERAL AGENCY AND SHARING AGREEMENT]

CATENARY COAL HOLDINGS, INC.

By:	/s/ James E. Florczak

Name: James E. Florczak
Title: Vice President and Treasurer

COAL-MAC, INC.

By:	/s/ James E. Florczak

Name: James E. Florczak
Title: Vice President and Treasurer

CUMBERLAND RIVER COAL COMPANY

By:	/s/ James E. Florczak

Name: James E. Florczak
Title: Vice President and Treasurer

LONE MOUNTAIN PROCESSING, INC.

By:	/s/ James E. Florczak

Name: James E. Florczak
Title: Vice President and Treasurer

MINGO LOGAN COAL COMPANY

By:	/s/ James E. Florczak

Name: James E. Florczak
Title: Vice President and Treasurer

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO COLLATERAL AGENCY AND SHARING AGREEMENT]

MOUNTAIN GEM LAND, INC.

By:	/s/ James E. Florczak

Name: James E. Florczak
Title: Vice President and Treasurer

MOUNTAIN MINING, INC.

By:	/s/ James E. Florczak

Name: James E. Florczak
Title: Vice President and Treasurer

MOUNTAINEER LAND COMPANY

By:	/s/ James E. Florczak

Name: James E. Florczak
Title: Vice President and Treasurer

PRAIRIE HOLDINGS, INC.

By:	/s/ James E. Florczak

Name: James E. Florczak
Title: Vice President and Treasurer

WESTERN ENERGY RESOURCES, INC.

By:	/s/ James E. Florczak

Name: James E. Florczak
Title: Vice President and Treasurer

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO COLLATERAL AGENCY AND SHARING AGREEMENT]

BANK LEUMI USA

By:	/s/ Joung Hee Hong

Name: Joung Hee Hong
Title: First Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO COLLATERAL AGENCY AND SHARING AGREEMENT]

BANK OF AMERICA, N.A. (as successor by merger to Fleet National Bank and LaSalle Bank National Association), individually and as Documentation Agent

By:	/s/ Adam H. Fey

Name: Adam H. Fey
Title: Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO COLLATERAL AGENCY AND SHARING AGREEMENT]

BANK OF MONTREAL

By:	/s/ Ian M. Plester

Name: Ian M. Plester
Title: Director

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO COLLATERAL AGENCY AND SHARING AGREEMENT]

CALYON NEW YORK BRANCH

By:	/s/ Blake Wright

Name: Blake Wright
Title: Managing Director

By:	/s/ Joseph A. Philbin

Name: Joseph A. Philbin
Title: Director

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO COLLATERAL AGENCY AND SHARING AGREEMENT]

CITICORP USA, INC., individually and as Syndication Agent

By:	/s/ Raymond C. Dunning

Name: Raymond C. Dunning
Title: Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO COLLATERAL AGENCY AND SHARING AGREEMENT]

COMMERCE BANK, N.A.

By:	/s/ Douglas P. Best

Name: Douglas P. Best
Title: Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO COLLATERAL AGENCY AND SHARING AGREEMENT]

JPMORGAN CHASE BANK, N.A., individually and as Syndication Agent

By:	/s/ Stacey Haimes

Name: Stacey Haimes
Title: Executive Director

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO COLLATERAL AGENCY AND SHARING AGREEMENT]

MIZUHO CORPORATE BANK, LTD.

By:	/s/ Leon Mo

Name: Leon Mo
Title: Authorized Signatory

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO COLLATERAL AGENCY AND SHARING AGREEMENT]

MORGAN STANLEY BANK

By:	/s/ Whitner Marshall

Name: Whitner Marshall
Title: Authorized Signatory

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO COLLATERAL AGENCY AND SHARING AGREEMENT]

NATIXIS

By:	/s/ Carlos L. Quinteros

Name: Carlos L. Quinteros
Title: Director

By:	/s/ Timothy L. Polvado

Name: Timothy L. Polvado
Title: Senior Managing Director

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO COLLATERAL AGENCY AND SHARING AGREEMENT]

NATIONAL CITY BANK

By:	/s/ Stephen Sainz

Name: Stephen Sainz
Title: Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO COLLATERAL AGENCY AND SHARING AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually, as Administrative Agent and as Collateral Agent

By:	/s/ Richard L. Munsick

Name: Richard L. Munsick
Title: Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO COLLATERAL AGENCY AND SHARING AGREEMENT]

REGIONS BANK

By:	/s/ Kiley R. Hill

Name: Kiley R. Hill
Title: Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO COLLATERAL AGENCY AND SHARING AGREEMENT]

SOVEREIGN BANK

By:	/s/ Robert D. Lanigan
Name:	Robert D. Lanigan
Title:	Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO COLLATERAL AGENCY AND SHARING AGREEMENT]

SOUTHWEST BANK, AN M&I BANK

By: Name:	/s/ Roy C. Postel Roy C. Postel
Title:	Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO COLLATERAL AGENCY AND SHARING AGREEMENT]

THE BANK OF NEW YORK MELLON

By: Name:	/s/ Richard K. Fronapfel, Jr. Richard K. Fronapfel, Jr.
Title:	Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO COLLATERAL AGENCY AND SHARING AGREEMENT]

THE ROYAL BANK OF SCOTLAND PLC

By: Name:	/s/ Patricia Dundee Patricia Dundee
Title:	Managing Director

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO COLLATERAL AGENCY AND SHARING AGREEMENT]

UBS LOAN FINANCE LLC

By: Name:	/s/ Irja R. Otsa Irja R. Otsa
Title:	Associate Director

By: Name:	/s/ Mary E. Evans Mary E. Evans
Title:	Associate Director

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO COLLATERAL AGENCY AND SHARING AGREEMENT]

UMB BANK, N.A.

By: Name:	/s/ Cecil G. Wood Cecil G. Wood
Title:	Executive Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO COLLATERAL AGENCY AND SHARING AGREEMENT]

UNION BANK, N.A. (formerly known as Union Bank of California, N.A.)

By: Name:	/s/ Hideyuki Okamoto Hideyuki Okamoto
Title:	Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO COLLATERAL AGENCY AND SHARING AGREEMENT]

US BANK NATIONAL ASSOCIATION

By: Name:	/s/ John M. Eyerman John M. Eyerman
Title:	Portfolio Manager

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO COLLATERAL AGENCY AND SHARING AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Syndication Agent

By: Name:	/s/ Jonathan R. Richardson Jonathan R. Richardson
Title:	Senior Vice President

SCHEDULE 1.1 (B)
COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES
ARCH COAL, INC. CREDIT FACILITY
Part 1 — Commitments of Banks and Addresses for Notices to Banks

Non-Extending
		Revolving Credit	Extending Revolving		Revolving Credit
Bank		Commitments	Credit Commitments	Total Commitments	Ratable Share
Name:	BANK LEUMI USA	$0	$25,000,000.00	$25,000,000.00	2.906976744%
Address:	562 Fifth Avenue, 9th Floor
New York, NY 10036
Attention:	Joung Hee Hong, Vice President
Telephone:	(212) 407-4469
Telecopy:	(212) 407-4317

Name:	BANK OF AMERICA, N.A.	$0	$80,750,000.00	$80,750,000.00	9.389534884%
Address:	IL-231-10-35
231 S La Salle Street
Chicago, Illinois 60604
Attention:	Adam Fey
Telephone:	(312) 828-1462
Telecopy:	(312) 974-4970

Name:	BANK OF MONTREAL	$0	$30,000,000.00	$30,000,000.00	3.488372093%
Address:	Attention: Ian Plester
Telephone:	(212) 605-1417
Telecopy:	(646) 366-1724

Name:	CALYON NEW YORK BRANCH	$0	$50,000,000.00	$50,000,000.00	5.813953488%
Address:	Calyon Chicago Branch
227 W. Monroe Street
Suite 3800
Chicago, IL 60606-5018
Attention:	Joe Philbin
Telephone:	(312) 220-7414
Telecopy:	(312-641) 0527

Name:	CITICORP USA, INC.	$0	$62,000,000.00	$62,000,000.00	7.209302326%
Address:	388 Greenwich Street
21st Floor
New York, NY 10013
Attention:	Raymond Dunning
Telephone:	(212) 816-8259
Telecopy:	(646) 291-1760

Name:	COMMERCE BANK N.A.	$0	$10,000,000.00	$10,000,000.00	1.162790698%
Address:	8000 Forsyth Blvd.
St. Louis, MO 63105
Attention:	Doug Best
Telephone:	(314) 746-3228
Telecopy:	(314) 746-3783

Non-Extending
		Revolving Credit	Extending Revolving		Revolving Credit
Bank		Commitments	Credit Commitments	Total Commitments	Ratable Share
Name:	JPMORGAN CHASE BANK, N.A.	$0	$52,000,000.00	$52,000,000.00	6.046511628%
Address:	270 Park Avenue
4th Floor
New York, NY 10017
Attention:	Stacey Haimes
Telephone:	(212) 270-3217
Telecopy:	(212) 270-5100

Name:	MIZUHO CORPORATE BANK, LTD.	$40,000,000.00	$0	$40,000,000.00	4.651162791%
Address:	1251 Avenue of the Americas
New York, NY 10020
Attention:	Leon Mo, Vice President
Telephone:	(212) 282-4984
Telecopy:	(212) 282-4488

Name:	MORGAN STANLEY BANK	$0	$50,000,000.00	$50,000,000.00	5.813953488%
Address:	One Utah Center
201 South Main Street
5th Floor
Sat Lake City, UT 84111
Attention:	Documentation Group
Telephone:	(810) 236-3655
Telecopy:

Name:	PNC BANK, NATIONAL ASSOCIATION	$0	$52,000,000.00	$52,000,000.00	6.046511628%
Address:	One PNC Plaza
249 Fifth Avenue
Third Floor
Pittsburgh, PA 15222
Attention:	Richard Munsick, Senior Vice President
Telephone:	(412) 762-4299
Telecopy:	(412) 705-3232

Name:	NATIONAL CITY BANK, now a Part of PNC Bank, National Association	$0	$35,000,000.00	$35,000,000.00	4.069767442%
Address:	120 South Central Avenue
Locator 56 - SL-WB08
Clayton, MO 63105
Attention:	Steve Sainz
Telephone:	(314) 898-1210
Telecopy:	(314) 898-1401

Non-Extending
		Revolving Credit	Extending Revolving		Revolving Credit
Bank		Commitments	Credit Commitments	Total Commitments	Ratable Share
Name:	NATIXIS	$0	$20,000,000.00	$20,000,000.00	2.325581395%
Address:	333 Clay Street
Suite 4340
Houston, TX 77002
Attention:	Carlos L. Quinteros
Telephone:
Telecopy:

Name:	REGIONS BANK	$0	$35,000,000.00	$35,000,000.00	4.069767442%
Address:	8182 Maryland Avenue
Suite 1100
St. Louis, MO 63105
Attention:	Kiley Hill
Telephone:	(314) 615-2366
Telecopy:	(314) 615-2355

Name:	SOVEREIGN BANK	$0	$35,000,000.00	$35,000,000.00	4.069767442%
Address:	75 State Street, 4th Floor
Boston, MA 02109
Attention:	Robert Lanigan
Telephone:
Telecopy:

Name:	SOUTHWEST BANK, an M&I Bank	$0	$20,000,000.00	$20,000,000.00	2.325581395%
Address:	13205 Manchester Road
2nd Floor
St. Louis, MO 63131
Attention:	Joyce Nicholson
Telephone:	(314) 543-3360
Telecopy:	(314) 543-3377

Name:	THE BANK OF NEW YORK MELLON	$35,000,000.00	$0	$35,000,000.00	4.069767442%
Address:	1 Wall Street, 19th floor
New York, NY 10286
Attention:	Richard Fronapfel
Telephone:	(212) 635-7615
Telecopy:	(212) 635-8595

Name:	THE ROYAL BANK OF SCOTLAND PLC	$0	$55,000,000.00	$55,000,000.00	6.395348837%
Address:	600 Travis Street
Suite 6500
Houston, TX 77002
Attention:	Lionel Baptista
Telephone:	(713) 221 2408
Telecopy:

Non-Extending
		Revolving Credit	Extending Revolving		Revolving Credit
Bank		Commitments	Credit Commitments	Total Commitments	Ratable Share
Name:	UBS LOAN FINANCE LLC	$22,500,000.00	$0	$22,500,000.00	2.616279070%
Address:	UBS Investment Bank
677 Washington Blvd. 6-South
Stamford, CT 06901
Attention:	Eytan Schwartz
Telephone:	(203) 719-5974
Telecopy:	(203) 719-3888

Name:	UMB BANK, N.A.	$0	$15,000,000.00	$15,000,000.00	1.744186047%
Address:	2 South Broadway
St. Louis, MO 63102
Attention:	Cecil G. Wood
Telephone:	(314) 612-8131
Telecopy:

Name:	UNION BANK, N.A.	$0	$40,000,000.00	$40,000,000.00	4.651162791%
Address:	445 South Figueroa Street, 15th Floor
Los Angeles, CA 90017
Attention:	Hideyuki Okamoto
Telephone:	(213) 236-5724
Telecopy:	(213) 236-4096

Name:	US BANK NATIONAL ASSOCIATION	$0	$45,000,000.00	$45,000,000.00	5.232558140%
Address:	One US Bank Plaza
TRAM SL-MO-T12M
Seventh and Washington
Saint Louis, MO 63101
Attention:	John Eyerman
Telephone:
Telecopy:	(314) 418-3859

Name:	WACHOVIA BANK, NATIONAL ASSOCIATION	$0	$50,750,000.00	$50,750,000.00	5.90116279%
Address:	201 South Jefferson Street
2nd Floor
Roanoke, VA 24011
Attention:	Jonathan R. Richardson
Telephone:	(540) 563-7691
Telecopy:	(540) 819-7877

TOTAL		$97,500,000.00	$762,500,000.00	$860,000,000.00	100%

Part 2 — Addresses for Notices to Administrative Agent and to Borrower:

ADMINISTRATIVE AGENT:

Name:	PNC Bank, National Association
Address:	One PNC Plaza, Third Floor
249 Fifth Avenue
Pittsburgh, PA 15222
Attention:	Richard Munsick, Senior Vice President
Telephone:	(412) 762-4299
Telecopy:	(412) 705-3232

Name:	PNC Bank, National Association
Address:	Agency Services
PNC Firstside Center, 4th Floor
P7-PFSC-04-I
500 First Avenue
Pittsburgh, PA 15219
Attention:	Lisa Pierce, Manager
Telephone:	(412) 762-6442
Telecopy:	(412) 762-8672

BORROWER:

Name:	Arch Coal, Inc.
Address:	One City Place Drive, Suite 300
St. Louis, MO 63141
Attention:	James E. Florczak
Telephone:	(314) 994-2785
Telecopy:	(314) 994-2739